EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in the Registration Statement on Form S-8 of Hybrid Fuel Systems, Inc., of our report dated March 24, 2005 and April 1, 2005 as to Note 11 and 12 and September 2, 2005 as to Note 2, which appears in the Registrant's Form 10KSB for the year ended December 31, 2004, as amended.

/s/ Brimmer, Burek & Keelan LLP

Brimmer, Burek & Keelan LLP
Tampa, Florida

                                                                October 13, 2005



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